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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): November 12, 2002


                             EXXON MOBIL CORPORATION
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             (Exact name of registrant as specified in its charter)


         New Jersey                    1-2256                13-5409005
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(State or other jurisdiction  (Commission File Number)  (IRS Employer
     of incorporation)                                   Identification No.)




         5959 Las Colinas Boulevard
              Irving, Texas                             75039-2298
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  (Address of principal executive offices)             (Zip Code)




       Registrant's telephone number, including area code: (972) 444-1000


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          (Former name or former address, if changed since last report)

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     ITEM 9.  Regulation FD Disclosure



     On November 12, 2002, Exxon Mobil Corporation (the "Company") submitted to the Securities and Exchange Commission written certifications by each of the chief executive officer, the principal financial officer and the principal accounting officer of the Company of purposes for 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, of the Company's Report on Form 10-Q for the quarter ended September 30, 2002. Copies of each statement are attached as Exhibits 99.1, 99.2 and 99.3 to this report.










































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                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    EXXON MOBIL CORPORATION



Date:  November 12, 2002            By:  /s/ Donald D. Humphreys
                                         _____________________________________
                                         Name:  Donald D. Humphreys
                                         Title: Vice President, Controller and
                                                Principal Accounting Officer

































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                               INDEX TO EXHIBITS


Exhibit No.                      Description
___________                      ___________

99.1 Certification by Chief Executive Officer of Periodic Financial Report Pursuant to
                                 18 U.S.C. Section 1350

99.2 Certification by Principal Financial Officer of Periodic Financial Report Pursuant to
                                 18 U.S.C. Section 1350

99.3 Certification by Principal Accounting Officer of Periodic Financial Report Pursuant to
                                 18 U.S.C. Section 1350






































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